EXHIBIT 4.1

 TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                               READY FOR DELIVERY

SHARES OF COMMON STOCK                                    SHARES OF COMMON STOCK
    PAR VALUE $.01                                            PAR VALUE $.01

       NUMBER                                                      SHARES
        RQI

                         RESORTQUEST INTERNATIONAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                       CUSIP 918921 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







IS THE OWNER OF


             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

ResortQuest International, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as from time to time amended, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        RESORTQUEST INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                    DELAWARE

/s/ John K. Lines                                 /s/ David C. Sullivan
     Secretary                              Chairman and Chief Executive Officer



                                 Countersigned and Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  Transfer Agent
                                                                   and Registrar

                                      By                    Authorized Signature

                        RESORTQUEST INTERNATIONAL, INC.

     THE  CORPORATION  WILL FURNISH  WITHOUT CHARGE TO EACH  STOCKHOLDER  WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common        UNIF GIFT MIN ACT - ______Custodian______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act _________________________
          tenants in common                                      (State)


    Additional abbreviations may also be used though not in the above list.



     For value received, _________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
|_______________________________________|_______________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________

                          NOTICE:                 X_____________________________
                                                            (SIGNATURE)
               THE   SIGNATURE(S)   TO   THIS
               ASSIGNMENT   MUST   CORRESPOND
               WITH THE  NAME(S)  AS  WRITTEN
               UPON    THE    FACE   OF   THE
               CERTIFICATE      IN      EVERY     X_____________________________
               PARTICULAR  WITHOUT ALTERATION               (SIGNATURE)
               OR  ENLARGEMENT  OR ANY CHANGE
               WHATEVER.

                                                  ------------------------------
                                                  THE  SIGNATURE(S)   SHOULD  BE
                                                  GUARANTEED  BY   AN   ELIGIBLE
                                                  GUARANTOR  INSTITUTION (BANKS,
                                                  STOCKBROKERS, SAVINGS AND LOAN
                                                  ASSOCIATIONS AND CREDIT UNIONS
                                                  WITH MEMBERSHIP IN AN APPROVED
                                                  SIGNATURE  GUARANTEE MEDALLION
                                                  PROGRAM),  PURSUANT  TO S.E.C.
                                                  RULE 17Ad-15.
                                                  ------------------------------
                                                  SIGNATURE(S) GUARANTEED BY:




                                                  ______________________________